                                                                    EXHIBIT 99.5

         [PIK NOTES COMMON STOCK]
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                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of March 31, 2000

                                  by and among

                           PHILIP SERVICES CORPORATION

                                       and

                    EACH SECURITIES HOLDER REFERRED TO HEREIN







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                                TABLE OF CONTENTS


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Section 1.  Definitions                                                                                           2

         1.1.  Defined Terms                                                                                      2

Section 2.  Demand Registration Rights of Securities Holders                                                      9

         2.1.  Demand Registration Rights                                                                         9
         2.2.  Determination                                                                                      9
         2.3.  Notices; Minimum Registerable Amounts                                                             10
         2.4.  Discretion of Securities Holder                                                                   11
         2.5.  Allocation Among Initiating Securities Holders                                                    12
         2.6.  Piggyback Rights of Securities Holders and the Company                                            12
         2.7.  Limitation on Registration Rights                                                                 13

Section 3.  Company Sale Events                                                                                  13

         3.1.  Determination                                                                                     13
         3.2.  Notice                                                                                            13
         3.3.  Piggyback Rights of Securities Holders                                                            13
         3.4.  Discretion of the Company                                                                         14

Section 4.  Black-Out Periods                                                                                    14

         4.1.  Black-Out Periods for Securities Holders                                                          14

Section 5.  Agreements Concerning Offerings                                                                      15

         5.1.  Obligations of Securities Holders                                                                 15
         5.2.  Obligations of the Company                                                                        15
         5.3.  Agreements Related to Offerings                                                                   17
         5.4.  Certain Expenses                                                                                  19
         5.5.  Public Reporting; Rule 144                                                                        19
         5.6.  Limitations on Subsequent Registration Rights                                                     20
         5.7.  Indemnification and Contribution                                                                  20
         5.8.  Underwritten Offerings                                                                            27
         5.9.  Transfer of Rights Under this Agreement; Transfers of Registerable Common                         27
         5.10.  Termination of Rights                                                                            28

Section 6.  Sequencing of Public Sale Events                                                                     28

         6.1.  Effective Notice Period                                                                           28
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         6.2.  Restrictive Legend on Certificates                                                                29

Section 7.  Representations and Warranties of the Company                                                        29


Section 8.  Representations and Warranties of the Securities Holders                                             34


Section 9.  Delivery of Comfort Letter and Legal Opinion                                                         35


Section 10.  Miscellaneous                                                                                       36

         10.1.   Notices                                                                                         36
         10.2.   Amendments and Waivers                                                                          36
         10.3.   Termination                                                                                     36
         10.4.   Survival of Representations and Warranties                                                      36
         10.5.   Headings                                                                                        36
         10.6.   Counterparts                                                                                    37
         10.7.   GOVERNING LAW                                                                                   37
         10.8.   Adjustment of Shares                                                                            37
         10.9.   No Inconsistent Agreements                                                                      37
         10.10.  Severability                                                                                    37
         10.11.  ENTIRE AGREEMENT                                                                                37
         10.12.  Listing of PIK Notes Common Stock                                                               37
         10.13.  No Required Sale                                                                                37



         EXHIBITS

                  Exhibit A - Securities Holders Questionnaire                                                   39

                  Exhibit B - Supplemental Addendum                                                              45



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                          REGISTRATION RIGHTS AGREEMENT



     REGISTRATION RIGHTS AGREEMENT, dated as of March 31, 2000, by and among PHILIP SERVICES CORPORATION, a corporation organized under the laws of the State of Delaware (the "Company"), and each SECURITIES HOLDER (as defined in subsection 1.1).




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                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, on June 25, 1999 the Company, formerly known as Philip Services (Delaware) Inc., filed a voluntary petition for relief under Chapter 11 of title 11 of the United States Code (as amended, the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). On November 30, 1999, the Bankruptcy Court entered an Order confirming the First Amended Joint Plan of Reorganization of Philip Services (Delaware), Inc. et al., dated as of September 21, 1999 (the "Plan"); and

     WHEREAS, the Plan provides that the Company shall enter into a registration rights agreement with certain of its shareholders.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

     Section 1. Definitions.

     1.1. Defined Terms. (a) As used in this Agreement, the terms defined in the caption and the recitals shall have the meanings set forth therein, and the following terms shall have the following meanings:

          "affiliate" shall have the meaning ascribed thereto in Rule 12b-2 under the Exchange Act as in effect on the date hereof.

          "Agreement" shall mean this Registration Rights Agreement, as amended, supplemented or otherwise modified from time to time.

          "AREP" shall mean American Real Estate Holdings, L.P.

          "Canadian Prospectus" shall mean a Preliminary Prospectus or Prospectus, as applicable, in respect of which a receipt has been issued by the Canadian Securities Authority in each of the provinces of Canada in which the document has been filed.

          "Canadian Securities Authorities" shall mean the securities regulatory authorities in each of the provinces of Canada, and "Canadian Securities Authority" shall mean any one of the Canadian Securities Authorities.

          "Canadian Securities Laws" shall mean the securities legislation of each of the provinces of Canada and the respective regulations thereunder and the published rules, policy statements, blanket rulings, orders, notices or national instruments applicable therein.



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          "Canadian Shelf Procedures" shall mean the procedures contemplated by
     National Policy 47 of the Canadian Securities Administrators for the distribution of securities of eligible issuers under the prompt offering qualification system, as the same may be amended or superseded from time to time.

          "Commission" shall mean the United States Securities and Exchange Commission or any successor thereto.

          "Company Private Sale Event" shall mean any sale of New Common Stock or PIK Notes Common Stock by the Company which sale is not effected pursuant to a Registration Statement; excluding, however, any sale or related series of sales of New Common Stock or PIK Notes Common Stock by the Company (a) in connection with the acquisition by the Company of another company or business or investment by the Company in any joint venture or (b) pursuant to any "employee benefit plan" within the meaning of Rule 405 under the Securities Act adopted by the Company or any other member of the Philip Group.

          "Company Public Sale Event" shall mean any sale by the Company of New Common Stock or PIK Notes Common Stock pursuant to (i) a Registration Statement filed by the Company (other than a Registration Statement filed by the Company on Form S-4 or Form S-8) or (ii) a Canadian Prospectus filed by the Company (other than in respect of shares of New Common Stock or PIK Notes Common Stock issued (a) in connection with an acquisition by the Company of another company or business or an investment by the Company in a joint venture or (b) pursuant to an "employee benefit plan" within the meaning of Rule 405 under the Securities Act adopted by the Company or any other member of the Philip Group.

          "Company Sale Notice" shall mean a Notice of Offering from the Company to each Security Holder stating that the Company proposes to effect a Company Public Sale Event or a Company Private Sale Event, as the case may be.

          "Demand Registration" shall mean any Registration and/or Qualification of Registerable Common pursuant to a Registration Statement filed by the Company in accordance with the provisions of subsection 2.2.

          "Effective Date" shall mean March 31, 2000, being the date on which the Plan became effective, as provided therein. Notwithstanding that this Agreement is expressed to be dated as of March 31, 2000, it is agreed that this Agreement shall be deemed to be delivered on and take effect as and from the Closing Date, as defined in the Secured PIK/Term Credit Agreement.

          "Effective Notice Period" shall have the meaning assigned to such term in subsection 6.1.



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          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor legislation thereto.

          "Exit Facility" shall mean the Exit Facility, dated as of March 31, 2000, among the Company, the Subsidiaries of the Company party thereto, Foothill Capital Corporation, as arranger and administrative agent, and the lenders party thereto.

          "First Phase" shall mean the period of time commencing on the Effective Date and ending on the date that is the earlier of (a) the date on which the Company is eligible to use Form S-3 or F-3 to effect a Registration of shares of PIK Notes Common Stock and (b) the fifteen (15) month anniversary of the Effective Date.

          "Form S-3" shall mean such form of registration statement under the Securities Act as in effect on the date hereof or any successor form thereto.

          "Form S-4" shall mean such form of registration statement under the Securities Act as in effect on the date hereof or any successor form thereto.

          "Form S-8" shall mean such form of registration statement under the Securities Act as in effect on the date hereof or any successor form thereto.

          "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "High River" shall mean High River Limited Partnership.

          "Initiating Securities Holders" shall have the meaning assigned to such term in subsection 2.3(b).

          "Material Adverse Change" shall mean, for purposes of subsections 2.4(b) and (c), any material adverse change in, or the occurrence of any event which would reasonably be expected to have a material adverse effect on, the business, condition (financial or otherwise) or prospects of the Philip Group taken as a whole (it being understood that a change in general political, financial, banking or capital market conditions shall not be a "Material Adverse Change" unless such change has, or would reasonably be expected to have, a material adverse effect on the Philip Group as described above).

          "Minimum Registerable Amount" shall mean, on any date of determination thereof during (a) the First Phase, the number of shares of Registerable Common representing at least (i) in the case of a Demand Registration other than a Shelf Registration, 10% of the issued and then outstanding shares of PIK Notes Common Stock or (ii) in the case of a Shelf Registration, 15% of the issued and then outstanding shares of PIK Notes Common Stock and (b) the Second Phase, (i) in the case of a Demand



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     Registration other than a Shelf Registration, 7.5% of the issued and then outstanding shares of PIK Notes Common Stock or (ii) in the case of a Shelf Registration, 11.25% of the issued and then outstanding shares of PIK Notes Common Stock; provided, that notwithstanding the foregoing, if a Securities Holder owns less than what would otherwise be the Minimum Registerable Amount, the Minimum Registerable Amount with respect to such Securities Holder shall be 75% of the aggregate number of shares of Registerable Common owned by such Securities Holder.

          "NASD" shall mean the National Association of Securities Dealers, Inc. or any successor thereto.

          "New Common Stock" shall mean the common stock, par value $0.01 per share, of the Company authorized pursuant to the Plan to be issued from and after the Effective Date, and any reclassification thereof, including any common stock issuable upon conversion of convertible securities issued pursuant to the Plan.

          "Notice of Offering" shall mean a written notice with respect to (a) a proposed Sale Event pursuant to a Demand Registration, (b) a Company Public Sale Event or (c) a Company Private Sale Event, in each case setting forth
     (i) the expected maximum and minimum number of shares of Registerable Common, New Common Stock or PIK Notes Common Stock, as the case may be, proposed to be offered and sold, (ii) the lead managing underwriter, if applicable and known and (iii) the proposed method of distribution and the expected timing of the offering, including whether the proposed offering will be registered in the United States, qualified for distribution in Canada, or both.

          "Person" shall mean any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority, limited liability company or other entity of whatever nature.

          "Philip Group" shall mean the Company together with each Subsidiary of the Company.

          "Piggybacking Notice" shall have the meaning assigned to such term in subsection 2.6(a).

          "Piggybacking Securities Holder" shall have the meaning assigned to such term in subsection 2.6(a).

          "PIK Notes" shall mean the "PIK Notes" issued pursuant to the Plan as a tranche of indebtedness of the Company under the Secured PIK/Term Credit Agreement.

          "PIK Notes Common Stock" shall mean the common stock, no par value, of the Company authorized pursuant to the Plan to be issued from and after the Effective Date upon conversion of interests in the PIK Notes, and any reclassification thereof.



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          "Preliminary Prospectus" shall mean (i) each preliminary prospectus included in a Registration Statement or in any amendment thereto prior to the date on which such Registration Statement is declared effective under the Securities Act, including any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act or (ii) each preliminary prospectus, as the same may be amended prior to the issuance of the final receipt by the applicable Canadian Securities Authority.

          "Prospectus" shall mean each prospectus (i) included in a Registration Statement at the time it becomes effective (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in accordance with Rule 430A), together with any supplement thereto, as filed with, or transmitted for filing to the Commission pursuant to Rule 424(b) under the Securities Act or (ii) for which a receipt is issued by the Canadian Securities Authority in each province in which such document is filed pursuant to any applicable Canadian Securities Laws (and including, without limitation, the information that is permitted to have been omitted by National Policy Statement No. 44 of the Canadian Securities Administrators for the pricing of securities after the final prospectus is receipted, as the same may be amended or superseded from time to time).

          "Public Sale Event" shall mean a Securities Holder Public Sale Event or a Company Public Sale Event, as the case may be.

          "Purchase Agreement" shall mean, in connection with any Sale Event, any written agreement entered into by any Securities Holder providing for the sale of Registerable Common and/or the Company providing for the sale of New Common Stock or PIK Notes Common Stock.

          "Qualification" shall mean the qualification of securities pursuant to a Canadian Prospectus, for which a final receipt has been issued by the Securities Regulatory Authority in each province in which such document is filed.

          "Registerable Common" shall mean with respect to each Securities Holder (a) the shares of PIK Notes Common Stock issued upon the conversion of such Securities Holder's interest in the PIK Notes, and (b) any other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares of Registerable Common; excluding in all cases, however, any shares of Registerable Common from and after the transfer thereof pursuant to a Registration Statement, a Canadian Prospectus or Rule 144.

          "Registration" shall mean a registration of securities pursuant to the Securities Act.

          "Registration Statement" shall mean (i) any registration statement (including the



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     Preliminary Prospectus, the Prospectus, any amendments (including any post-effective amendments) thereto, any supplements and all exhibits thereto and any documents incorporated therein by reference pursuant to the rules and regulations of the Commission or any applicable Canadian securities laws), filed by the Company in connection with any Public Sale Event with the Commission or (ii) a Canadian Prospectus filed with any Canadian Securities Authority any amendments or supplements thereto and any documents, incorporated by reference therein pursuant to the rules of the applicable Canadian Securities Authority, which in either case complies with all applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and all applicable Canadian Securities Laws.

          "Responsible Officer" shall mean with respect to any Person, the president, chief executive officer, chief operating officer, chief financial officer or treasurer of such Person.

          "Rule 144", shall mean Rule 144 promulgated by the Commission under the Securities Act, or any successor to such Rule.

          "Rule 415" shall mean Rule 415 promulgated by the Commission under the Securities Act, or any successor to such Rule.

          "Rule 424" shall mean Rule 424 promulgated by the Commission under the Securities Act, or any successor to such Rule.

          "Rule 430A" shall mean Rule 430A promulgated by the Commission under the Securities Act, or any successor to such Rule.

          "Sale Event" shall mean any sale by the Company of New Common Stock or PIK Notes Common Stock pursuant to a Company Private Sale Event or a Company Public Sale Event or any sale by any Securities Holder of Registerable Common pursuant to any Registration Statement.

          "Second Phase" shall mean the period following the end of the First Phase and prior to the Termination Date.

          "Secured PIK/Term Credit Agreement" shall mean the Secured PIK/Term Credit Agreement, dated as of March 31, 2000, among the Company, Canadian Imperial Bank of Commerce, as administrative agent, and the various lenders from time to time party thereto.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor legislation thereto.

          "Securities Holder" shall mean each entity set forth on the signature pages of this Agreement under the heading "SECURITIES HOLDERS".



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          "Securities Holder Public Sale Event" shall mean any sale of
     Registerable Common by a Securities Holder pursuant to a Demand
     Registration.

          "Securities Holder Sale Notice" shall mean a Notice of Offering to the Company from a Securities Holder requesting the Company to effect a Demand Registration of Registerable Common (to which such Securities Holder is at the time entitled pursuant to subsection 2.1) and stating whether such Securities Holder is requesting that such Demand Registration be a Shelf Registration and whether such Registerable Common is to be registered for sale in the United States, Canada or both; provided that if more than one Notice of Offering is required to aggregate the Minimum Registerable Amount, the term "Securities Holder Sale Notice" shall refer collectively to all such Notices of Offering delivered by Securities Holders to the Company in accordance with subsection 2.3(b).

          "Securities Holder's Questionnaire" shall mean the questionnaire to be provided by each Securities Holder to the Company in connection with a Public Sale Event or Company Private Sale Event, substantially in the form of Exhibit A, as the same from time to time may be amended, supplemented or otherwise modified.

          "Shelf Registration" shall mean any Qualification or Registration of Registerable Common and, if applicable, New Common Stock, pursuant to (i) a Registration Statement filed by the Company in accordance with the provisions of subsection 2.2 and which provides for the offering of Registerable Common to be made on a continuous basis pursuant to Rule 415 or (ii) a Prospectus filed by the Company in accordance with the provisions of Section 2.2 and which provides for the Offering of Registerable Common to be made on a continuous basis pursuant to national Policy Statement No. 44 of the Canadian Securities Administrators.

          "Subsidiary" shall mean, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect the majority of the board of directors or other managers of such corporation, partnership or other entity are at that time owned directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "Supplemental Addendum" shall mean a Supplemental Addendum, substantially in the form of Exhibit B to this Agreement.

          "Termination Date" shall mean, as to each Securities Holder, the date on which counsel to the Company delivers an opinion in accordance with subsection 5.10 to such Securities Holder.



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

     (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement.

     Section 2. Demand Registration Rights of Securities Holders.

     2.1. Demand Registration Rights. At any time prior to the Termination Date, each Securities Holder shall have the right, subject to subsections 2.3, 2.4(b) and (c) and 6.1, to request one (1) Demand Registration on behalf of itself and its affiliates, and the Company shall be obligated to provide a Demand Registration in response to each such request; provided that the Company shall be obligated to provide no more than two (2) such Demand Registrations in the aggregate during the First Phase; and provided, further, that, during the First Phase, if the initial Demand Registration is a Shelf Registration, the Company shall be obligated to provide only such Shelf Registration; and provided, further, that if the Company delivers a Piggybacking Notice after receiving a Securities Holder Sale Notice, each Securities Holder who delivered such Securities Holder Sale Notice shall not be deemed to have requested a Demand Registration under this subsection 2.1 for purposes of calculating the limitations on Demand Registrations set forth in this subsection 2.1; and provided, further, that High River and AREP shall together have the right to request a total of two (2) Demand Registrations, allocable between them as they shall determine in their sole discretion.

     2.2. Determination. Subject to the terms and conditions hereof, if the Company shall at any time receive one or more Securities Holder Sale Notices in accordance with subsection 2.3 representing, in the aggregate, at least the Minimum Registerable Amount, then the Company shall (a) file a Registration Statement within 45 days, and in any event, but subject to subsection 5.3(b), make such filing within 60 days (provided that such time periods shall begin on the date of the Company's receipt of the Securities Holder Sale Notice which, together with any earlier delivered Securities Holder Sale Notice, represents the applicable Minimum Registerable Amount), which Registration Statement shall cover the maximum number of shares of Registerable Common and, if applicable, New Common Stock, set forth in such Securities Holder Sale Notice, and, if applicable, such additional shares of New Common Stock or PIK Notes Common Stock as permitted under subsection 2.6 and (b) use its best efforts to facilitate such Demand Registration as provided herein. Notwithstanding the foregoing, the Company may delay the filing of (but not its obligation to expeditiously prepare) any Registration Statement relating to a Demand Registration for a reasonable period of time (not in excess of 90 days) if the Board of Directors of the Company reasonably determines to delay such filing and, within ten (10) days of such determination, the Company provides each Securities Holder that delivered a Securities Holder Sale Notice with a certificate signed by the Chairman of the Board of Directors of the Company or the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, the filing of such Registration Statement would adversely affect any material business situation, transaction or negotiation then contemplated by the Company or materially and adversely affect the Company. The Company shall promptly give notice to each such Securities Holder of the end of any delay period under



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this subsection. Subject to any extension under subsection 4.1(b), the Company shall keep any Registration Statement effective for a period of (i) in the case of a Demand Registration other than a Shelf Registration, until the earlier of
(x) the three (3) month anniversary of the date that the Registration Statement with respect thereto is declared effective by the Commission or a final receipt is issued by the applicable Canadian Securities Authority, as applicable, and
(y) the date on which all of the Registerable Common covered by such Registration Statement has been sold and (ii) in the case of a Shelf Registration, until the earlier of (x) two (2) years following the date the Registration Statement with respect thereto is declared effective by the Commission or a final receipt is issued by the applicable Canadian Securities Authority, as applicable, and (y) the date on which all of the Registerable Common covered by such Registration Statement has been sold or, in each case, such shorter period if any such Registration is terminated in accordance with the terms hereof prior to the end of the applicable period.

     2.3. Notices; Minimum Registerable Amounts. (a) Subject to subsection 2.1, any Securities Holder may send a Securities Holder Sale Notice to the Company in respect of a Demand Registration. Simultaneously with the delivery to the Company of a Securities Holder Sale Notice, the Securities Holder so requesting a Demand Registration shall deliver to each other Securities Holder a copy of such Securities Holder Sale Notice and such other information as such Securities Holder may deem appropriate.

     (b) Notwithstanding subsection 2.3(a), no Securities Holder Sale Notice delivered by a Securities Holder shall be effective to require the Company to provide a Demand Registration, unless (i) the aggregate number of shares of PIK Notes Common Stock represented by such Securities Holder Sale Notice equals or exceeds the Minimum Registerable Amount or (ii) within twenty (20) days of the delivery of the first Securities Holder Sale Notice in respect of an aggregate number of shares of PIK Notes Common Stock that does not equal or exceed the minimum Registerable Amount one or more additional Securities Holder Sale Notices are delivered by Securities Holders then entitled to request a Demand Registration pursuant to subsection 2.1(a) such that the aggregate number of shares of PIK Notes Common Stock represented by all such Securities Holder Sale Notices (including the Securities Holder Sale Notice which commenced such twenty
(20) day period) is at least equal to the Minimum Registerable Amount. All Securities Holders delivering Securities Holder Sale Notices in accordance with the immediately preceding sentence are hereinafter referred to as the "Initiating Securities Holders". Subject to subsection 2.4, the delivery of any Securities Holder Sale Notice pursuant to this subsection 2.3(b), shall be deemed a request by each Initiating Securities Holder under subsection 2.1 for a Demand Registration, provided that if all Securities Holder Sale Notices so delivered do not represent at least the Minimum Registerable Amount, then all such Securities Holder Sale Notices shall be deemed null and void and shall not constitute a request for Demand Registration under subsection 2.1 by any Initiating Securities Holder.

     (c) Any Securities Holder Sale Notice may be revised from time to time prior to the earlier of (i) the execution of the Purchase Agreement, if any, for such offering and (ii) the effectiveness of the Registration Statement for, or date of final receipt for the Canadian Prospectus relating to, as applicable, such offering.



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     (d) The Company shall promptly provide a Securities Holder Questionnaire
(i) in the case of a Demand Registration, to each Securities Holder that delivers a Securities Holder Sale Notice in accordance with this subsection 2.3 and each Piggybacking Securities Holder and (ii) in the case of a Company Public Sale Event or Company Private Sale Event, to each Securities Holder that has indicated its desire pursuant to subsection 3.3 to participate in such Sale Event.

     (e) A Securities Holder may include shares of New Common Stock that do not constitute PIK Notes Common Stock in a Securities Holder Sale Notice; provided, that for the avoidance of doubt, such shares shall not be counted in calculating the Minimum Registerable Amount under subsection 2.3(b); and provided, further, that no such New Common Stock that has theretofore been transferred pursuant to a Registration Statement, Canadian Prospectus or Rule 144 may be so included.

     2.4. Discretion of Securities Holder. (a) In connection with any Securities Holder Public Sale Event, subject to the provisions of this Agreement, the Securities Holder requesting a Demand Registration (if such Public Sale Event was initiated by an individual Securities Holder) or the Initiating Securities Holders owning a majority of the aggregate number of shares of Registerable Common that all such Initiating Securities Holders are seeking to include in such Public Sale Event (if such Public Sale Event was initiated by Initiating Securities Holders), in its or their sole discretion, as the case may be, shall determine whether (i) to proceed with, withdraw from or terminate such proposed Securities Holder Public Sale Event, (ii) to enter into one or more Purchase Agreements for such Securities Holder Public Sale Event and (iii) to take such actions as may be necessary to close the sale of Registerable Common contemplated by such offering, including, without limitation, waiving any conditions to closing such sale which have not been fulfilled.

     (b) Subject to subsection 2.4(c), in the event that the Securities Holder or the Initiating Securities Holders, as the case may be, determine(s) pursuant to subsection 2.4(a) not to proceed with a Demand Registration of Registerable Common at any time before (i) the Registration Statement with respect to such Demand Registration has been declared effective by the Commission or (ii) a final receipt has been issued by the applicable Canadian Securities Authority for the Canadian Prospectus, as applicable, and such Securities Holder or Initiating Securities Holders, as the case may be, reimburse(s) the Company for all reasonable fees, costs and expenses in connection therewith, then all Securities Holder Sale Notices delivered in respect of such Demand Registration shall be deemed null and void and shall not constitute a request for Demand Registration under subsection 2.1 by any Securities Holder or Initiating Securities Holders.

     (c) If the Securities Holder or the Initiating Securities Holders, as the case may be, determine(s) pursuant to subsection 2.4(a) not to proceed with a Demand Registration (i) at any time at the request of the Company or (ii) as a result of a Material Adverse Change at any time, then, in either such case, such Securities Holder or Initiating Securities Holders, as the case may be, will not be required to reimburse the Company for the fees, costs and expenses in connection with such Demand Registration and all Securities Holder Sale Notices delivered in respect of such Demand Registration shall be deemed null and void and shall not constitute a request for Demand Registration under subsection 2.1 by any Securities Holder or Initiating Securities Holders.

     2.5. Allocation Among Initiating Securities Holders. In connection with any Demand Registration requested by Initiating Securities Holders in accordance with subsection 2.3, if the lead managing underwriter selected by such Initiating Securities Holders in accordance with subsection 5.8 with respect to such offering (or, if the offering is not underwritten, if a financial advisor to such Initiating Securities Holders) determines that marketing factors require a limitation on the number of shares of Registerable Common to be offered and sold in such offering, there shall be included in the offering only that number of shares of Registerable Common that such lead managing underwriter or financial advisor, as the case may be, reasonably and in good faith believes will not jeopardize the success of the offering, which shares of Registerable Common shall be allocated among the Initiating Securities Holders on a pro rata basis based on the number of shares of Registerable Common each such Initiating Securities Holder seeks to include in such offering.

     2.6. Piggyback Rights of Securities Holders and the Company. (a) In connection with any Demand Registration that has been requested by a Securities Holder or Initiating Securities Holders, as the case may be, in accordance with subsections 2.1 and 2.3, any other Securities Holder then holding Registerable Common (a "Piggybacking Securities Holder") and the Company shall be entitled, subject to subsection 2.6(b), to participate on the same terms and conditions as such Securities Holder in the Securities Holder Public Sale Event relating thereto and offer and sell shares of Registerable Common or shares of New Common Stock or PIK Notes Common Stock, respectively, therein as provided in this subsection 2.6. Any party desiring to so participate shall give written notice (a "Piggybacking Notice") to the Securities Holder requesting such Demand Registration and, if such party is not the Company, to the Company no later than fifteen (15) days following receipt of a Securities Holder Sale Notice, of the aggregate number of shares of Registerable Common that such Piggybacking Securities Holder or shares of New Common Stock or PIK Notes Common Stock that the Company, as the case may be, then desires to offer and sell in such Securities Holder Public Sale Event.

     (b) The extent to which a Piggybacking Securities Holder or the Company may participate in any Securities Holder Public Sale Event in accordance with paragraph (a) of this subsection 2.6 shall be limited to that number of shares of Registerable Common or shares of New Common Stock or PIK Notes Common Stock that will not require a reduction in the number of shares of Registerable Common of the Initiating Securities Holders or the Securities Holder requesting such Demand Registration to be included therein or change in a manner materially adverse to such Initiating Securities Holders or Securities Holder, as the case may be, the proposed method of the offering, including, without limitation, the economic benefits to such Initiating Securities Holders or Securities Holder. If the lead managing underwriter selected by the Initiating Securities Holders or the Securities Holder initiating such Securities Holder Public Sale Event (or, if the offering is not underwritten, a financial advisor to such Initiating Securities

Holders or Securities Holder) determines that marketing factors require a limitation on the number of shares of Registerable Common or shares of New Common Stock or PIK Notes Common Stock to be offered and sold in such offering, there shall be included in the Registration Statement with respect to such offering only that number of shares of Registerable Common held by such Piggybacking Securities Holders or shares of New Common Stock or PIK Notes Common Stock to be sold by the Company, if any, that such lead managing underwriter or financial advisor, as the case may be, reasonably and in good faith believes will not jeopardize the success of the offering, which shares shall be allocated first among the Piggybacking Securities Holders on a pro rata basis based on the number of shares of Registerable Common each such Securities Holder is seeking to include in such offering and second to the Company.

     2.7. Limitation on Registration Rights. Notwithstanding any other provision of this Agreement, no Person shall have the right to cause the Company to file a Canadian Prospectus unless such Person provides evidence reasonably satisfactory to the Company that a proposed trade in securities by such Person would be a "distribution" as such term is used under applicable Canadian Securities Laws or would otherwise require the filing of a Canadian Prospectus with any one or more of the Canadian Securities Authorities under applicable Canadian Securities Laws and the issuance of a final receipt therefor from such authorities in order to permit the proposed trade.

     Section 3. Company Sale Events.

     3.1. Determination. (a) Subject to subsection 6.1, the Company may at any time effect a Company Public Sale Event pursuant to a Registration Statement filed by the Company, provided that the Company gives each Securities Holder a Company Sale Notice, no less than thirty (30) days prior to the filing of the related Registration Statement.

     (b) The Company may at any time effect a Company Private Sale Event, provided that the Company gives each Securities Holder a Company Sale Notice, so as to be received no less than fifteen (15) days prior to the closing date of such Company Private Sale Event.

     3.2. Notice. The Company Sale Notice shall contain a statement that the Securities Holders are entitled to participate in such offering and the number of shares of Registerable Common which represents the best estimate of the lead managing underwriter (or, if not known or applicable, the Company) that will be available for sale by the Securities Holders in the proposed offering, if any.

     3.3. Piggyback Rights of Securities Holders. (a) If the Company shall have delivered a Company Sale Notice, Securities Holders shall be entitled to participate on the same terms and conditions as the Company in the Company Public Sale Event or the Company Private Sale Event, as the case may be, to which such Company Sale Notice relates and to offer and sell shares of Registerable Common therein only to the extent provided in this subsection 3.3. Each Securities Holder desiring to participate in such offering shall notify the Company in writing, by delivering a Piggybacking Notice no later than ten (10) days following receipt of a Company Sale Notice, of the aggregate number of shares of Registerable Common that such Securities Holder then desires to sell in the offering.

     (b) Each Securities Holder desiring to participate in a Company Public Sale Event or a Company Private Sale Event may include shares of Registerable Common in (i) any Registration Statement relating to a Company Public Sale Event or
(ii) in a Company Private Sale Event, in each case to the extent that the inclusion of such shares shall not reduce the number of shares of New Common Stock or PIK Notes Common Stock to be offered and sold by the Company to be included therein or change in a manner materially adverse to the Company the proposed method of the offering, including, without limitation, the economic benefits to the Company. If the lead managing underwriter selected by the Company for such offering (or, if the offering is not underwritten, a financial advisor to the Company) determines that marketing factors require a limitation on the number of shares of Registerable Common to be offered and sold in such Company Public Sale Event or Company Private Sale Event, as the case may be, there shall be included in the offering only that number of shares of Registerable Common, if any, that such lead managing underwriter or financial advisor, as the case may be, reasonably and in good faith believes will not jeopardize the success of the offering, which shares of Registerable Common shall be allocated among such Securities Holders on a pro rata basis based on the number of shares of Registerable Common each such Securities Holder is seeking to include in such Sale Event.

     3.4. Discretion of the Company. In connection with any Company Public Sale Event or Company Private Sale Event, subject to the provisions of this Agreement, the Company, in its sole discretion, shall determine whether (a) to proceed with, withdraw from or terminate such Company Public Sale Event or Company Private Sale Event, as the case may be, (b) to enter into the Purchase Agreement for such Company Public Sale Event or Company Private Sale Event, as the case may be, and (c) to take such actions as may be necessary to close the sale of New Common Stock or PIK Notes Common Stock contemplated by such offering, including, without limitation, waiving any conditions to closing such sale which have not been fulfilled.

     Section 4. Black-Out Periods.

     4.1. Black-Out Periods for Securities Holders. (a) No Securities Holder shall offer to sell or sell any shares of Registerable Common pursuant to a Demand Registration, and the Company shall not be required to supplement or amend any Registration Statement or otherwise facilitate the sale of Registerable Common pursuant thereto, during the 90-day period immediately following the receipt by each Securities Holder of a certificate of an authorized officer of the Company to the effect that the Board of Directors of the Company has in good faith and for valid business reasons requested that the Securities Holders refrain from selling shares of Registerable Common; provided, however, that the identity of a potential purchaser or purchasers of Registerable Common from a Securities Holder shall not constitute a valid business reason. Any period described in this subsection 4.1(a) during which Securities Holders are not able to sell shares of Registerable Common pursuant to a Demand Registration is herein referred to as a

"black-out" period. The Company shall notify each Securities Holder of the expiration or earlier termination of any "black-out" period (the nature and pendency of which need not be disclosed during such "black-out" period).

     (b) The period during which the Company is required pursuant to subsection
2.2 to keep any Demand Registration effective shall be extended by a number of days equal to the number of days, if any, of any "black-out" period applicable to Securities Holders pursuant to this subsection 4.1 occurring during such period, plus a number of days equal to the number of days during such period, if any, of any period during which the Securities Holders are unable to sell any shares of Registerable Common pursuant to a Demand Registration as a result of the happening of any event of the nature described in subsection 5.3(c)(ii), 5.3(c)(iii) or 5.3(c)(v).

     Section 5. Agreements Concerning Offerings.

     5.1. Obligations of Securities Holders. (a) Each Securities Holder shall, upon the reasonable request of the Company, advise the Company of the number of shares of Registerable Common then held or beneficially owned by it.

     (b) It shall be a condition precedent to the obligations of the Company to effect a Registration of any shares of Registerable Common or to include shares of Registerable Common in a Company Private Sale Event that each Securities Holder desiring to participate in a Public Sale Event or a Company Private Sale Event, as the case may be, shall have furnished to the Company a completed Securities Holder's Questionnaire and such additional information regarding itself, the Registerable Common held by it and the intended method of disposition of such securities as shall be required by law, the Commission or any applicable Canadian Securities Authority, to effect the Registration or private sale of their Registerable Common and any other information relating to such Registration or private sale reasonably requested by the Company.

     5.2. Obligations of the Company. Whenever required under this Agreement to proceed with a Registration of any Registerable Common, the Company shall, subject to the terms and conditions of this Agreement, as expeditiously as reasonably possible:

          (a) In accordance with subsection 2.2, prepare and file with the Commission and/or the applicable Canadian Securities Authority, as appropriate, a Registration Statement with respect to such Registerable Common and use its best efforts to cause such Registration Statement to become effective and/or a final receipt to be issued with respect to the Canadian Prospectus.

          (b) Prepare and file with the Commission and/or the applicable Canadian Securities Authority, as appropriate, such amendments (including post-effective amendments) to such Registration Statement, supplements to the related Prospectus used in connection with such Registration Statement, and otherwise use its best efforts, to the end that such Registration Statement reflects the plan of distribution of the securities registered thereunder that is included in the relevant Notice of Offering, if any, in respect of a Demand Registration and, subject to subsection 2.2, is effective until the completion of the distribution contemplated by such Registration Statement or so long thereafter as a dealer is required by law to deliver a Prospectus in connection with the offer and sale of the shares of Registerable Common covered by such Registration Statement .

          (c) Notify the Securities Holders selling Registerable Common, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, when the Company becomes aware of the occurrence of any event, as a result of which the Prospectus included in such Registration Statement (as then in effect) contains an untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts to prepare and file promptly, and in any event within ten (10) days, with the Commission and/or the applicable Canadian Securities Authority, as appropriate, a supplement or amendment to such Prospectus so that, as thereafter delivered to purchasers of such Registerable Common, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Provide to any Securities Holder requesting to include Registerable Common in such Registration Statement and any managing underwriter participating in any distribution thereof, and to any attorney, accountant or other agent retained by such Securities Holder or managing underwriter, reasonable access to appropriate officers and directors of the Company to ask questions and to obtain information reasonably requested by any such Person in connection with such Registration Statement or any amendment thereto, provided, however, that (i) in connection with any such access or request, any such requesting Persons shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such requesting Persons, unless (x) such records, information or documents are in the public domain or otherwise publicly available other than through disclosure by such requesting party or (y) disclosure of such records, information or documents is required by court or administrative order or by applicable law (including, without limitation, the Securities Act).

          (e) Furnish to the participating Securities Holders, such number of copies of a Prospectus, including a Preliminary Prospectus, in conformity with the requirements of the Securities Act and/or applicable Canadian Securities Laws, and such other documents as they may reasonably request in order to facilitate the disposition of Registerable Common owned by them.

          (f) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or "Blue Sky" laws of such jurisdictions in the United States as shall be reasonably requested by the Securities

     Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to make any filing or take any other action which could subject it to taxation as a result of such filing.

          (g) Enter into and perform its obligations under a Purchase Agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter of such underwritten offering; provided, however, that each Securities Holder participating in such Public Sale Event shall also enter into and perform its obligations under such Purchase Agreement so long as such obligations are usual and customary obligations of selling stockholders in a registered public offering.

     5.3. Agreements Related to Offerings. Subject to the terms and conditions hereof, in connection with any Demand Registration:

          (a) The Company will cooperate with any underwriters for, and the Securities Holders of, the shares of Registerable Common proposed to be sold pursuant to a Registration Statement , and will, unless the parties to the Purchase Agreement otherwise agree, enter into a Purchase Agreement not inconsistent with the terms and conditions of this Agreement and containing such other terms and conditions of a type and form reasonable and customary for companies of similar size and credit rating (including, but not limited to, such provisions for delivery of a "comfort letter" and legal opinion as are customary), and take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such shares of Registerable Common in the manner contemplated by such Registration Statement in each case to the same extent as if all the shares of Registerable Common then being offered were for the account of the Company.

          (b) Neither a Registration Statement nor any amendment or supplement thereto will be filed by the Company until counsel for the Initiating Securities Holder or the securities Holder delivering the relevant effective Securities Holder Sale Notice shall have had a reasonable opportunity to review the same and each Securities Holder participating in such Sale Event shall have had a reasonable opportunity to exercise its rights under subsection 5.2(d) with respect thereto. No amendment to such Registration Statement naming any Securities Holder as a selling security holder shall be filed with the Commission and/or the applicable Canadian Securities Authority, as applicable, until such Securities Holder shall have had a reasonable opportunity to review such Registration Statement as originally filed. Neither such Registration Statement nor any related Prospectus or any amendment or supplement thereto shall be filed by the Company with the Commission and/or the applicable Canadian Securities Authority, as applicable, which shall be disapproved (for reasonable cause) by the managing underwriters named therein or any participating Securities Holders within a reasonable period after notice thereof.

          (c) The Company will use its reasonable efforts to keep the Securities Holders informed of the Company's best estimate of the earliest date on which such Registration Statement or any post-effective amendment thereto will become effective and/or the Canadian Prospectus will be receipted and will notify each Securities Holder and the managing underwriters participating in the distribution pursuant to such Registration Statement promptly (i) when such Registration Statement or any post-effective amendment to such Registration Statement becomes effective and/or when a final receipt is issued in respect of such Canadian Prospectus, (ii) of any request by the Commission and/or the applicable Canadian Securities Authority, as applicable, for an amendment or any supplement to such Registration Statement or any related Prospectus, (iii) of the issuance by the Commission or any Canadian Securities Authority of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any related Prospectus or the initiation or threat of any proceeding for that purpose, (iv) of the suspension of the qualification of any shares of New Common Stock or PIK Notes Common Stock included in such Registration Statement for sale in any jurisdiction or the initiation or threat of a proceeding for that purpose,
     (v) of any determination by the Company that an event has occurred (the nature and pendency of which need not be disclosed during a "black-out period" pursuant to subsection 4.1) which makes untrue any statement of a material fact made in such Registration Statement or any related Prospectus or which requires the making of a change in such Registration Statement or any related Prospectus in order that the same will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and otherwise comply with applicable securities laws and (vi) of the completion of the distribution contemplated by such Registration Statement if it relates to a Company Sale Event.

          (d) In the event of the issuance of any stop order suspending the effectiveness of such Registration Statement or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any shares of Common Stock included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain its withdrawal.

          (e) The Company agrees to otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and any Canadian Securities Authorities, and make available to its security holders (within the meaning of Rule 158 under the Securities Act), as soon as reasonably practicable, but not later than fifteen months after the effective date of such Registration Statement, an earnings statement covering the period of at least twelve months beginning with the first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder.

          (f) The Company shall, subject to permitted "black-out" periods, upon the happening of any event of the nature described in subsection 5.3(c)(ii), 5.3(c)(iii) or

     5.3(c)(v), as expeditiously as reasonably possible, prepare a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus, any document incorporated therein by reference or file any other required documents and deliver a copy thereof to each Securities Holder so that, as thereafter delivered to the purchasers of the Registerable Common being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and shall otherwise comply with all applicable securities laws.

          (g) Upon receipt of any notice from the Company of the happening of any event of the kind described in subsection 5.2(c), each Securities Holder will immediately discontinue disposition of the Registerable Common pursuant to the Registration Statement relating to such Registerable Common until such Securities Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by subsection 5.2(c), or until such Securities Holder has been advised in writing by the Company that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference therein. If reasonably requested by the Company, the Securities Holders will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company all copies, other than permanent file copies, of the Prospectus covering the Registerable Common current at the time of receipt of such notice.

     5.4. Certain Expenses. Subject to subsection 2.4(b), the Company shall pay all fees, disbursements and expenses in connection with the performance of its obligations hereunder, including, without limitation, all registration and filing fees, printing expenses, auditors' fees, listing fees, registrar and transfer agents' fees, reasonable fees and disbursements of counsel to the Securities Holders (provided that the Company need not pay for more than the U.S. counsel and/or one Canadian counsel for such Securities Holders) and counsel for the Company, expenses (including reasonable fees and disbursements of counsel) of complying with applicable securities or "Blue Sky" laws and the fees of the NASD or other governing body of any securities exchange on which the New Common Stock or PIK Notes Common Stock is listed in connection with its review of any offering contemplated in such Registration Statement , but not including underwriting fees, discounts and commissions.

     5.5. Public Reporting; Rule 144. (a) The Company agrees to:

          (i) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act or the Exchange Act;

          (ii) file with any applicable Canadian Governmental Authorities in a timely manner all documents required of the Company by such Governmental Authorities and of any securities exchange on which the securities of the Company are listed or quoted under any applicable Canadian securities laws; and

          (iii) furnish to any Securities Holder forthwith upon request (A) a written statement by the Company that it has complied with the current public information and reporting requirements of Rule 144 or any similar rule or regulation hereafter adopted by the Commission and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents required to be filed by the Company pursuant to subsections 5.5(a)(i) or 5.5(a)(ii), and (C) such other information as is available to the Company without unreasonable cost or expense and may be reasonably requested in connection with availing any Securities Holder of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such rule or regulation.

     (b) During any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall, upon the request of any Securities Holder, make available to such Securities Holder and any prospective purchaser of Registerable Common designated by such Securities Holder the information required by Rule 144(c) in order to permit resales of the Registerable Common held by such Securities Holder pursuant to Rule 144.

     (c) Any Securities Holder selling shares of Registerable Common shall promptly deliver to the Company a copy of any other documentation required to be filed by such Securities Holder with any Governmental Authority in connection with such sale, including, with respect to sales under Rule 144, a copy of the completed Form 144 filed by such Securities Holder with the Commission.

     5.6. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Securities Holders owning a majority of the Registerable Common held by Securities Holders at such time, enter into any agreement (other than this Agreement) which would allow any holder or prospective holder of PIK Notes Common Stock (a) on demand of such holder to cause the Company to effect a Registration of such securities prior to the second anniversary of the Effective Date, (b) to include such securities in any Registration Statement filed under subsection 2.2 hereof to the exclusion of shares of Registerable Common that any Securities Holder desires to include in any such offering or (c) to include such securities in any Company Public Sale Event or Company Private Sale Event to the exclusion of shares of Registerable Common that any Securities Holder desires to include in any such offering.

     5.7. Indemnification and Contribution. (a) In connection with a Demand Registration, provisions substantially in conformity with the following provisions shall be contained in the related Purchase Agreement unless the parties to such Purchase Agreement agree otherwise:

          (i) The Company shall agree to indemnify and hold harmless each Securities Holder and each Person, if any, who controls such Securities Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof to which such

     Securities Holder or controlling Person may become subject under the Securities Act, or otherwise (collectively, "Losses"), insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Securities Holder or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss; provided, however, that the Company shall not be so liable to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus, said Prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of a Securities Holder specifically for use therein. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus if (A) such Securities Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registerable Common to the Person asserting such Loss or who purchased such Registerable Common which is the subject thereof if, in either case, such delivery is required by the Securities Act and (B) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Securities Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registerable Common to the Person asserting such Loss or who purchased such Registerable Common which is the subject thereof if, in either case, such delivery is required by the Securities Act. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (ii) Each Securities Holder severally shall agree to indemnify and hold harmless the Company, each of its officers and directors who sign the Registration Statement, each other Securities Holder and each Person, if any, who controls the Company or such other Securities Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any Losses to which the Company, such officers or directors, such other Securities Holder or such controlling Person may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such officers or directors, such other Securities Holder or such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus, or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein; provided, however, that the liability of each Securities Holder on account of the foregoing shall be limited to an amount equal to the net proceeds of the sale of shares of Registerable Common by such Securities Holder in the offering which gave rise to the liability.

          (iii) The Company shall agree to indemnify and hold harmless each underwriter and each Person, if any, who controls any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any Losses to which such underwriter or controlling Person may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such underwriter or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss; provided, however, that the Company shall not be so liable to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such underwriter specifically for use therein. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus if (A) such underwriter failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registerable Common to the Person asserting such Loss or who purchased such Registerable Common which is the subject thereof if, in either case, such delivery is required by the Securities Act and (B) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such underwriter thereafter negligently fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registerable Common to the Person asserting such Loss or who purchased such Registerable Common which is the subject thereof if, in either case, such delivery is required by the Securities Act. This indemnity agreement will be in addition to any liability which the Company may otherwise have, provided that the Company shall only be required to provide the indemnification described in this subsection 5.7(a)(iii) to an underwriter and each Person, if any, who controls such underwriter if such underwriter agrees to indemnification provisions substantially in the form set forth in subsection 5.7(b).

          (iv) Each Securities Holder severally shall agree to indemnify and hold harmless each underwriter and each Person, if any, who controls such underwriter within the meaning of Section 15 of the Securities Act or
     Section 20 of the Exchange Act against any Losses, joint or several, or actions in respect thereof to which such underwriter or such controlling Person may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such underwriter or such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus, or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein; provided that the liability of such Securities Holder on account of the foregoing shall be limited to an amount equal to the net proceeds of the sale of shares of Registerable Common by such Securities Holder in the offering which gave rise to the liability. Notwithstanding the foregoing, such Securities Holder shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus if (A) such underwriter failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registerable

     Common to the Person asserting such Loss or who purchased such Registerable Common which is the subject thereof if, in either case, such delivery is required by the Securities Act and (B) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and such Securities Holder shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished with copies of the Prospectus as so amended or supplemented, such underwriter thereafter negligently fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registerable Common to the Person asserting such Loss or who purchased such Registerable Common which is the subject thereof if, in either case, such delivery is required by the Securities Act. No Securities Holder shall be required to provide the indemnification described in this subsection 5.7(a)(iv) to an underwriter or any Person who controls such underwriter if such underwriter has not agreed to indemnification provisions substantially in the form set forth in subsection 5.7(b).

          (v) Promptly after receipt by an indemnified party pursuant to the indemnification provisions of such Purchase Agreement of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to such indemnification provisions, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to the indemnified party otherwise than pursuant to the indemnification provisions of such Purchase Agreement unless the indemnifying party is materially prejudiced by such lack of notice. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate in defense of such claim, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, (x) the indemnifying party shall not be liable to the indemnified party pursuant to the indemnification provisions hereof or of such Purchase Agreement for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation, (y) the indemnifying party shall not be liable for the costs and expenses of or Losses arising out of any settlement of such claim or action unless such settlement was effected with the consent of the indemnifying party and (z) the indemnified party shall be obligated to cooperate with the indemnifying party in the investigation of such claim or action; provided, however, that the Securities Holders (together with their respective controlling Persons) and the underwriters (together with their respective controlling Persons) shall each as a separate group have the right to employ one separate counsel to represent such Securities Holders and such underwriters (and their respective controlling Persons) who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such Securities Holders and underwriters against the Company pursuant to the indemnification provisions of such Purchase Agreement if, in the reasonable judgment of either Securities Holders' counsel or counsel for the underwriters, there exists an actual or potential conflict of interest between such Securities Holders (and its controlling persons) on the one hand and such underwriters (and their controlling persons) on the other, and in that event the reasonable fees and expenses of both such separate counsel shall also be paid by the Company.

     (b) As a condition to agreeing in any Purchase Agreement to the indemnification provisions described in subsection 5.7(a)(iii) and 5.7(a)(iv) in favor of an underwriter participating in the offering covered by the related Registration Statement and its controlling Persons, the Company and the Securities Holders participating in an offering pursuant to such Registration Statement may require that such underwriter agree in the Purchase Agreement to provisions substantially in the form set forth in subsection 5.7(a)(v) and to severally indemnify and hold harmless the Company, each of its officers and directors who sign such Registration Statement, each Securities Holder participating in such offering and each Person, if any, who controls the Company or such Securities Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any Losses to which the Company, such officers and directors, such Securities Holder or such controlling Person may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement in which such underwriter is named as an underwriter, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company, such officers and directors, such Securities Holder or such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss in each case to the extent, but only to the extent, that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such underwriter specifically for use therein.

     (c) In order to provide for just and equitable contribution between the Company and such Securities Holders in circumstances in which the indemnification provisions described in this subsection 5.7 and contained in any Purchase Agreement are for any reason insufficient or inadequate to hold the indemnified party harmless (other than as a result of their nonapplicability in accordance with their terms), the Company and such Securities Holders shall contribute to the aggregate Losses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution actually received from Persons other than the Company and such Securities Holders) incurred by the Company and one or more of its directors or its officers who sign such Registration Statement or such Securities Holders or any controlling Person of any of them, in such proportion as is appropriate to reflect their relative degrees of fault in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company and of such Securities Holder shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Securities Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that the liability of each such Securities Holder to make such contribution shall be limited to an amount equal to the net proceeds of the sale of shares of Registerable Common by such Securities Holder in the offering which gave rise to the liability. As among themselves, such Securities Holders agree to contribute to amounts payable by other such Securities Holders in such manner as shall, to the extent permitted by law, give effect to the provisions in such Purchase Agreement comparable to subsection 5.7(a)(ii). The Company and such Securities Holders agree that it would not be just and equitable if their respective obligations to contribute pursuant to this subsection 5.7(c) were to be determined by pro rata allocation (other than as set forth above) of the aggregate Losses by reference to the proceeds realized by such Securities Holders in a sale pursuant to said Registration Statement or said Prospectus or by any other method of allocation which does not take account of the considerations set forth in this subsection 5.7(c). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution under this subsection from any Person who was not guilty of such fraudulent misrepresentation.

     (d) The Company and the Securities Holders participating in an offering pursuant to a Registration Statement agree that, if the underwriters participating in a Public Sale Event are agreeable, the Purchase Agreement, if any, relating to such Registration Statement shall contain provisions to the effect that in order to provide for just and equitable contribution between such underwriters on the one hand and the Company and such Securities Holders on the other hand in circumstances in which the indemnification provisions of such Purchase Agreement are for any reason insufficient or inadequate to hold the indemnified party harmless (other than as a result of their non-applicability in accordance with their terms), the Company and such Securities Holders on the one hand and such underwriters on the other hand will contribute on the basis herein set forth to the aggregate Losses (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or claims asserted, but after deducting any contribution actually received from Persons other than the Company and such Securities Holders and such underwriters), incurred by the Company and one or more of its directors or its officers who sign such Registration Statement or such Securities Holders or such underwriters, or any controlling Person of any of them, in such proportion as is appropriate to reflect their relative degrees of fault in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company, of such Securities Holders and of such underwriter shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by such Securities Holders or by such underwriter and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions set forth above, (x) no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of New Common Stock and PIK Notes Common Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (y) the liability of each such Securities Holder to make such contribution shall be limited to an amount equal to the net proceeds of the sale of shares of Registerable Common by such Securities Holder in the offering which gave rise to the liability. As among themselves, such Securities Holders agree to contribute to amounts payable by other such Securities Holders in such manner as shall, to the extent permitted by law, give effect to the provisions in such Purchase Agreement comparable to subsection 5.7(a)(ii). As between the Company and such Securities Holders, such parties agree that it would not be just and equitable if their respective obligations to contribute pursuant to this subsection 5.7(d) were to be determined by pro rata allocation (other than as set forth above) of the aggregate Losses by reference to the proceeds realized by such Securities Holders in a sale pursuant to said Registration Statement or said Prospectus or by any other method of allocation which does not take account of the considerations set forth in this subsection 5.7(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution under the provisions set forth above from any Person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the Company and the Securities Holders participating in any distribution of shares of Registerable Common under the provisions of this subsection 5.7 and provisions in any Purchase Agreement substantially similar to subsections 5.7(a), 5.7(b), 5.7(c) or 5.7(d) shall survive the termination of any or all of the other provisions of this Agreement or such Purchase Agreement.

     5.8. Underwritten Offerings. If at any time any of the Securities Holders participating in a Demand Registration desire to sell Registerable Common in an underwritten offering, the investment banker or investment bankers that will manage the offering will be selected by (a) if such Demand Registration was initiated by Initiating Securities Holders, the Initiating Securities Holders owning a majority of the aggregate number of shares of Registerable Common that all such Initiating Securities Holders are seeking to include in the related Sale Event and (b) if such Demand Registration was initiated by an individual Securities Holder, the Securities Holder requesting such Securities Holder Public Sale Event, provided that in any event, such investment banker or bankers must be reasonably satisfactory to the Company.

     5.9. Transfer of Rights Under this Agreement; Transfers of Registerable Common. (a) At any time, the rights and obligations of a Securities Holder under this

Agreement may be transferred by a Securities Holder to a transferee of Registerable Common, provided that, within a reasonable period of time (but in no event later than 10 days) after such transfer, (i) the transferring Securities Holder shall have furnished the Company and the other Securities Holders written notice of the name and address of such transferee and the Registerable Common with respect to which such rights are being transferred and
(ii) such transferee shall furnish the Company and the Securities Holders (other than the transferring Securities Holder) a copy of a duly executed Supplemental Addendum by which such transferee (A) assumes all of the obligations and liabilities of its transferor hereunder, (B) enjoys all of the rights of its transferor hereunder and (C) agrees to be bound hereby. Notwithstanding the foregoing, a Securities Holder's transfer of its rights and obligations under this Agreement in accordance with the preceding sentence to a transferee of less than all of the Registerable Common owned by such transferor shall not be effective to transfer the right to request a Demand Registration pursuant to subsection 2.1 hereof unless (x) at the time of such transfer the transferor Securities Holder has not exhausted its right to request such a Demand Registration and (y) the transfer is of at least 10% of the issued and then outstanding shares of PIK Notes Common Stock, provided, that, subject to the Company's rights under subsection 5.10 of this Agreement, such a transfer of the right to request a Demand Registration shall not divest the transferor Securities Holder of its right to request a Demand Registration pursuant to subsection 2.1 hereof.

     (b) Except with respect to transfers pursuant to subsection 5.9(a), a transferee of Registerable Common shall neither assume any liabilities or obligations nor enjoy any rights hereunder and shall not be bound by any of the terms hereof.

     5.10. Termination of Rights. The rights granted under this Agreement shall terminate as to each Securities Holder at such time as such Securities Holder shall receive, either before or after the Company's receipt of a Securities Holder Sale Notice or a Piggybacking Notice, an opinion of counsel to the Company in form reasonably satisfactory to counsel to such Securities Holder that all of the Registerable Common then held by such Securities Holder can be sold within a given three (3) month period commencing on the date of such opinion in a transaction or transactions exempt from the Registration requirements of the Securities Act.

     Section 6. Sequencing of Public Sale Events.

     6.1. Effective Notice Period. Subject to the last sentence of this subsection 6.1, during the term of this Agreement, no priority of right shall exist between or among Securities Holders or between any Securities Holder, on the one hand, and the Company, on the other, with respect to providing a Notice of Offering with respect to, and effecting, a Public Sale Event. Once properly given, a Securities Holder Sale Notice or a Company Sale Notice regarding a Company Public Sale Event, as the case may be, shall be effective (and shall preclude any such Notice of Offering by another party except in accordance with clause (ii) of Section 2.3(b)) during the period (the "Effective Notice Period") commencing on the date of such Notice of Offering and ending on the earliest of
(a) withdrawal of such Notice of Offering (notice of which shall be promptly effected in the same manner as such Notice of Offering), (b) the abandonment of the Public Sale Event to which such Notice of Offering relates (notice of which shall be promptly effected in the same manner as such Notice of Offering) and (c) the later of (i) 150 days after such a Notice of Offering has been given, provided that the Registration Statement relating to such Notice of Offering has been declared effective within 90 days of such Notice of Offering, and (ii) 90 days after the closing date of the Public Sale Event to which such Notice of Offering relates; provided that nothing in this subsection 6.1 shall limit the Company's right to give a Notice of Offering with respect to, and effect, a Company Private Sale Event. Upon the termination of an Effective Notice Period, any Securities Holder so entitled pursuant to subsection 2.1 or the Company can provide a Notice of Offering, provided that if such Notice of Offering is given within 12 months after the end of an Effective Notice Period by the party that gave the immediately preceding Notice of Offering, any other party shall, for the 45-day period following its receipt of such Notice of Offering, have the right to preempt such Notice of Offering by itself delivering a Notice of Offering.

     6.2. Restrictive Legend on Certificates. (a) Each Certificate evidencing shares of PIK Notes Common Stock distributed to the Securities Holders shall, subject to paragraph (b) below, be stamped or otherwise imprinted with a conspicuous legend in the following form:

     "The securities evidenced by this certificate were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Act"), and may be offered, sold or otherwise transferred only pursuant to a Registration Statement effective under the Act or an exemption from the provisions of Section 5 of the Act."

     (b) A holder of a certificate evidencing shares of PIK Notes Common Stock bearing the legend specified in paragraph (a) shall be entitled to receive from the Company, whether or not in connection with a sale or proposed sale, a new certificate or certificates evidencing an identical number of shares (the transfer expenses for which shall be paid by the Company) but without such legend at such time as (i) such shares are sold pursuant to a Registration Statement effective under the Securities Act, (ii) such holder furnishes the Company with a certificate to the effect that such holder is not an affiliate or an "underwriter" within the meaning of Section 1145(b) of the Bankruptcy Code and, upon the request of the Company, an opinion of counsel reasonably satisfactory to the Company to such effect and to the effect that such shares may be sold without registration under the Securities Act or (iii) the registration rights granted in this Agreement otherwise terminate in accordance with subsection 5.10. The shares of the PIK Notes Common Stock represented by any such replacement certificate issued without the legend specified in paragraph (a) pursuant to the immediately preceding sentence shall cease to be Registerable Common for all purposes of this Agreement.

     Section 7. Representations and Warranties of the Company. In connection with the Registration Statement in respect of any Demand Registration, the Company shall, on the date of effectiveness of such Registration Statement or the date of the final receipt for the Canadian Prospectus (the "effective date"), certify to each Securities Holder in a certificate of a Responsible Officer of the Company to the effect that the representations and warranties set forth below are true and correct at and as of the effective date. In connection with any other Sale

Event in which Securities Holders participate, except as otherwise may be agreed upon by such participating Securities Holders and the Company, the Company shall represent and warrant in the Purchase Agreement relating to such Sale Event to the Securities Holders and any underwriters participating in such Sale Event as follows (except as otherwise indicated, each reference in this Section to "the Registration Statement" shall refer to a Registration Statement in respect of any Demand Registration or other such Sale Event in which Securities Holders participate, including all information deemed to be a part thereof, as amended, and each reference to "the Prospectus" shall refer to the related Prospectus):

          (a) (i) When the Registration Statement became (in the case of a Demand Registration to be filed pursuant to a Shelf Registration) or shall become effective, the Registration Statement did or will comply as of its effective date in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder; (ii) when the Prospectus is filed in accordance with Rule 424(b) and/or in accordance with applicable Canadian Securities Laws , the Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Securities Act and/or applicable Canadian Securities Laws and the rules and regulations thereunder; (iii) the Registration Statement did not or will not as of its effective date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (iv) the Prospectus, if not filed pursuant to Rule 424(b), did not or will not as of the date thereof, and on the date of any filing pursuant to Rule 424(b), the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and if filed pursuant to Canadian Securities Law will constitute full, true and plain disclosure of all material facts relating to the securities offered thereunder; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Securities Holder specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto) or any information furnished in writing to the Company by or on behalf of any underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto), other than that the Company has no knowledge of any such untrue statement or omission in respect of such information.

          (b) The public accountants who certified the Company's financial statements in the Registration Statement are independent certified public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, or, to the extent that Canadian law is deemed to control pursuant to the terms of the Securities Act, within the meaning of such controlling Canadian law; the historical consolidated financial statements, together with the related schedules and notes, forming part of the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act and/or applicable Canadian Securities Laws and the rules and regulations thereunder and have been prepared, and present fairly in all material respects the consolidated financial condition, results of operations and changes in financial condition of the Company and its consolidated Subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles applied consistently throughout such periods (except as specified therein); and the historical consolidated financial data set forth in the Prospectus are derived from the accounting records of the Company and its consolidated Subsidiaries, and are a fair presentation of the data purported to be shown; and the pro forma consolidated financial statements (if any), together with the related notes, forming part of the Registration Statement and the Prospectus, comply in all material respects with the requirements of all applicable securities laws, including, without limitation, Regulation S-X of the Securities Act, to the extent applicable.

          (c) Except as may be set forth in the Prospectus, each member of the Philip Group has been duly organized and is validly existing as a corporation, limited or general partnership, limited liability company or other similar entity in good standing under the laws of the jurisdiction in which it is organized, with the corporate or other analogous power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation or other analogous entity and is in good standing under the laws of each jurisdiction which requires such qualification where the failure to be so qualified could materially adversely affect the business, operations, property or financial condition of the Philip Group taken as a whole.

          (d) Except as may be set forth in the Prospectus, all the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable by the issuer, and all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through Subsidiaries free and clear of any security interests, claims, liens or encumbrances (other than those granted to secure the obligations of the Philip Group in respect of the Secured PIK/Term Credit Agreement or the Exit Facility or other secured debt as permitted therein), except in each case where the failure to so own the capital stock of a Subsidiary could materially adversely affect the business, operations, property or financial condition of the Philip Group taken as a whole.

          (e) Except as may be set forth in the Prospectus, no member of the Philip Group is in violation of any term or provision of any charter, by-law, franchise, license, permit, judgment, decree or order or any applicable statute, rule or regulation, which violation could be material to the business, operations, property or financial condition of the Philip Group taken as a whole.

          (f) Except as may be set forth in the Prospectus, no default exists and no event has occurred which with notice, lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any agreement to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, which default could materially adversely affect the business, operations, property or financial condition of the Philip Group taken as a whole.

          (g) Except as may be set forth in the Prospectus, each member of the Philip Group has all requisite corporate or other analogous power and authority and has received and is operating in compliance in all material respects with all governmental or regulatory or other franchises, grants, authorizations, approvals, licenses, permits, easements, consents, certificates and orders, necessary to own its properties and conduct businesses as currently owned and conducted and as proposed to be conducted, except where the failure to do so could not materially adversely affect the business, operations, property or financial condition of the Philip Group, taken as a whole.

          (h) Except as may be described in the Prospectus, since the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the business, operations, property or financial condition of the Philip Group taken as a whole, whether or not arising from transactions in the ordinary course of business.

          (i) Except as may be described in the Prospectus, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Company, threatened against any member of the Philip Group or against any of their respective properties or revenues, existing or future which, if adversely determined, could have a material adverse effect on the business, property or financial condition of the Philip Group taken as a whole, or which otherwise is of a character required to be disclosed in the Prospectus; there is no franchise, contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the descriptions of such franchises, contracts and other documents described in the Prospectus fairly summarize the matters purported to be described therein.

          (j) Except as may be described in the Prospectus, there is no pending or, to the best knowledge of the Company, threatened action, suit, or judicial, arbitral, rule-making or other administrative or other proceeding against the Company which challenges the validity of (i) this Agreement or
     (ii) any Purchase Agreement entered into in connection with the offering or any action taken or to be taken pursuant to or in connection with such agreements.

          (k) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and, except as set forth in the Prospectus, are fully paid and nonassessable.

          (l) The Company has all requisite corporate power and authority, has taken all requisite corporate action, and has received and is in compliance with all governmental, judicial and other authorizations, approvals and orders, necessary in connection with the offering, and to carry out the provisions and conditions of this Agreement and the Purchase Agreement, if any, related thereto, except for such approvals and conditions that need to be obtained or satisfied as are set forth in the Prospectus and such approvals or authorizations as may be required under the Securities Act, the securities or "Blue Sky" laws of any jurisdiction or the rules of any securities exchange on which the securities of the Company are listed in connection with the purchase and distribution of shares of New Common Stock and PIK Notes Common Stock in the offering. The Purchase Agreement, if any, entered into in connection with the offering has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; provided, that no representation is made as to the validity, binding effect or enforceability of any provision that purports to provide indemnification of any Person for any Losses resulting from violation by such person of any applicable securities or "Blue Sky" laws.

          (m) To the best knowledge of the Company, neither the sale of the New Common Stock and PIK Notes Common Stock to be sold pursuant to the Registration Statement, nor the execution, delivery or performance by the Company of the Purchase Agreement, if any, entered into in connection with the offering or the consummation of any other of the transactions contemplated in such Purchase Agreement, if any, will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company or any of the Subsidiaries or the terms of any material indenture or other material agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or any material statute applicable to the Company or any of the Subsidiaries or any material order, decree, rule or regulation applicable to the Company or any of the Subsidiaries of any Governmental Authority.

          (n) Except (i) as set forth in the Prospectus and (ii) to the extent permitted under subsection 5.6, no holders of securities of the Company have rights to the registration of such securities under any Registration Statement except the Securities Holders.

For purposes of the foregoing representations and warranties, the Company may assume that any agreement is the valid and binding obligation of any other parties to such agreement.

     Section 8. Representations and Warranties of the Securities Holders. Each participating Securities Holder shall, in connection with a Sale Event, if required by the terms of a Purchase Agreement relating to such Sale Event, for itself severally and not jointly represent and warrant to (i) in the case of an underwritten Public Sale Event, the Company, the underwriter or underwriters and each other Securities Holder participating in such underwritten Public Sale Event or (ii) in the case of a non-underwritten Sale Event, the Company and the purchaser or purchasers and each other Securities Holder participating in such non-underwritten Sale Event, as follows:

          (a) Such Securities Holder has all requisite power and authority to enter into and carry out the terms of this Agreement and such Purchase Agreement and the other agreements and instruments related to such agreements to which it is a party.

          (b) Each of this Agreement and such Purchase Agreement has been duly authorized, executed and delivered by or on behalf of such Securities Holder, and constitutes the valid and binding obligation of such Securities Holder enforceable against such Securities Holder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; provided, that no representation is made as to the validity, binding effect or enforceability of any provision purporting to provide indemnification of any person for any Losses resulting from violation by such person of any applicable securities or "Blue Sky" laws.

          (c) Such Securities Holder, immediately prior to any sale of shares of Registerable Common pursuant to such Purchase Agreement, will have good and marketable title to such shares of Registerable Common, free and clear of all liens, security interests, encumbrances, equities, claims or other defects in title (other than those created by this Agreement); and, upon payment therefor, good and marketable title to such shares of Registerable Common will pass to the purchaser thereof, free and clear of any lien, security interest, encumbrance, equity, claims or other defect in title.

          (d) Such Securities Holder has not taken and will not take, directly or indirectly, any action designed to constitute or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or the rules or regulations promulgated thereunder or other applicable law, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Registerable Common.

          (e) Written information furnished by or on behalf of such Securities Holder to the Company expressly for use in the Registration Statement, any related Preliminary Prospectus, or any related Prospectus or any amendment or supplement thereto will not contain, in each case as of the date such information was furnished, any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements in such information not misleading.

          (f) To the best knowledge of such Securities Holder, neither the sale of the Registerable Common to be sold pursuant to the Registration Statement, nor the execution, delivery or performance by such Securities Holder of the Purchase Agreement, if any, entered into in connection with the offering or the consummation of any other of the transactions contemplated in such Purchase Agreement, if any, will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of such Securities Holder or the terms of any material indenture or other material agreement or instrument to which such Securities Holder is a party or by which it is bound, or any material statute applicable to such Securities Holder or any material order, decree, rule or regulation applicable to such Securities Holder of any Governmental Authority.

          (g) Such Securities Holder will deliver to any underwriter a properly completed and executed United States Treasury Department Form W-8 or Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     Section 9. Delivery of Comfort Letter and Legal Opinion. On the date that a Registration Statement relating to a Sale Event in which Securities Holders participate is declared effective by the Commission or any Canadian Securities Authority, the Company shall comply with the following:

          (a) The Company shall have received, and delivered to each Securities Holder participating in such Sale Event, a copy of the "comfort" letter or letters, or updates thereof according to customary practice, of the independent certified public accountants who have certified the Company's financial statements included in the Registration Statement covering substantially the same matters with respect to the Registration Statement (including the Prospectus) and with respect to events subsequent to the date of the Company's financial statements as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company will use its reasonable best efforts to cause such "comfort" letters to be addressed to such Securities Holders.

          (b) Each Securities Holder and any underwriters participating in such offering shall have received an opinion and any updates thereof of outside counsel to the Company reasonably satisfactory to such Securities Holders and underwriters covering substantially the same matters as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities, addressed to each of such Securities Holders and underwriters participating in such offering and dated the closing date thereof.

     Section 10.  Miscellaneous.

     10.1. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when sent and confirmation of receipt is received. Notices to the Securities Holders shall be deemed to have been given or made when sent. All notices shall be addressed as follows or to such other address as may be hereafter designated in writing by the respective parties hereto:

         The Company:                     Philip Services Corporation
                                          100 King Street West
                                          Hamilton, Ontario L8N 4J6
                                          CANADA
                                          Telecopier: (905) 523-8036

         The Securities Holders:          The address of each Securities Holder
                                          as set forth on the signature
                                          pages hereof.

     10.2. Amendments and Waivers. The Securities Holders of not less than 66-2/3% of the Registerable Common held or beneficially owned by Securities Holders at any point in time and the Company may from time to time enter into written amendments, supplements or modifications to this Agreement for the purpose of adding any provisions hereto or thereto or changing in any manner the rights of the Securities Holders or the Company hereunder or thereunder, and the Securities Holders of not less than 66-2/3% of the Registerable Common held or beneficially owned by Securities Holders at any point in time may execute a written instrument waiving, on such terms and conditions as may be specified therein, any of the requirements of this Agreement which are solely for the benefit of the Securities Holders and where such waiver does not adversely affect the interests of the Company; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) adversely affect the rights of a Securities Holder under Section 2 hereof or (ii) amend, modify or waive any provision of Section 5 or this subsection 10.2, in each case without the written consent of each Securities Holder. Any such waiver and any such amendment, modification or supplement shall apply equally to each of the Securities Holders and the Company.

     10.3. Termination. This Agreement and the respective obligations and agreements of the parties hereto, except as otherwise expressly provided herein, shall terminate on the Termination Date.

     10.4. Survival of Representations and Warranties. Except as they may by their terms relate to an earlier date, all representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the termination of any or all of the provisions of this Agreement.

     10.5. Headings. The descriptive headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     10.6. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same agreement.

     10.7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     10.8. Adjustment of Shares. Each reference to a number of shares of PIK Notes Common Stock in this Agreement shall be adjusted proportionately to reflect any stock dividend, split or reverse split or the like affected with respect to all outstanding shares of PIK Notes Common Stock.

     10.9. No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Securities Holders in this Agreement or otherwise conflicts with the provisions hereof.

     10.10. Severability. Any provision of this Agreement prohibited or rendered unenforceable by any applicable law of any jurisdiction shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.11. ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     10.12. Listing of PIK Notes Common Stock. The Company shall use its commercially reasonable efforts to cause the PIK Notes Common Stock to be listed or admitted to trading on the same exchange or national trading market on which the New Common Stock is then listed, and if the New Common Stock is not so listed, then on the New York Stock Exchange, Inc. and The Toronto Stock Exchange, and if the PIK Notes Common Stock cannot be listed on the New York Stock Exchange, Inc., then on the NASDAQ National Market.

     10.13. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any of the Securities Holders to sell any New Common Stock or PIK Notes Common Stock pursuant to any Registration Statement or otherwise.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.




                                   PHILIP SERVICES CORPORATION



                                   By:__________________________________________
                                        Name:
                                        Title:



                                   SECURITIES HOLDERS:

                                   AMERICAN REAL ESTATE HOLDINGS, L.P.

                                   By:  AMERICAN PROPERTY INVESTORS, INC.,
                                        its General Partner

                                        By:_____________________________________
                                           Name:
                                           Title:

                                   Address for notices:

                                        767 Fifth Avenue, 47th Floor
                                        New York, NY  10153



                                   HIGH RIVER LIMITED PARTNERSHIP

                                   By:  RIVERDALE LLC, its General Partner

                                        By:_____________________________________
                                           Name:
                                           Title:

                                   Address for notices:

                                        767 Fifth Avenue, 47th Floor
                                        New York, NY  10153

                                   Exhibit A

                        SECURITIES HOLDER'S QUESTIONNAIRE

     Please complete and return immediately to Philip Services Corporation at the following address:

     Philip Services Corporation
     100 King Street West
     Hamilton, Ontario  L8N 4J6
     CANADA

     Attention: Chief Financial Officer

     The information requested below is required for purposes of any Public Sale Event pursuant to the Registration Rights Agreement dated as of March 31, 2000 (the "Agreement") that may be initiated from time to time. If you do not furnish the Company with the requested information, you will not be entitled to participate in any such registration. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed thereto in the Agreement.

     Please do not leave any request for information unanswered. If your response to a request is "no" or "not applicable," please so state. If additional space is required, please attach additional sheets to the end of this Questionnaire, clearly identifying the portion hereof to which they relate.

     If you have any questions regarding this Questionnaire, please contact
______________________.

I.   Information required for notices.

Institution Name:
Street Address:
Post Office Box:
City/State/Zip:
Fed.  Tax ID.  No.
(if any):

Telecopier Number:

Contacts (Please include alternative contacts).

1.        Name:
          Title:
          Function:
          Business Telephone:



2.        Name:
          Title:
          Function:
          Business Telephone:

II. Information required by the Securities Act of 1933, as amended, and related regulations.

          A. Federal Securities Laws

          1. Name and Address. Give your name and address exactly as they should appear in any Prospectus.


          2. Ownership of Registerable Common. State the number of shares of Registerable Common, if any, owned by you or your affiliates as of the date hereof.

          Shares of Registerable Common:

          3. Beneficial Ownership of New Common Stock and PIK Notes Common Stock. Please furnish the following information, in the tabular form indicated, as to the shares of New Common Stock and PIK Notes Common Stock beneficially owned (see definition at end of Questionnaire) by you (including amounts held in your Trust Department in discretionary accounts):


                                                                                    If such ownership is
                                                                                    shared with others,
                                                                                    indicate nature and
         Number of                            Nature of                             extent of such
         Shares1                              Beneficial Ownership2                 shared ownership
         ------                               --------------------                  ----------------




     4. Disclaimer of Beneficial Ownership. Please indicate below the number and description of any shares of New Common Stock or PIK Notes Common Stock with respect to which you disclaim beneficial ownership and whether such shares are included in the figure(s) reported above.

     5. Five Percent Beneficial Owners. Please give the name and address of any Person, corporation or other entity, other than the parties to the Agreement, known to you to own beneficially 5% or more of the outstanding New Common Stock and PIK Notes Common Stock (i.e., ______ shares or more).

NOTE: For purposes of your response to this question, the term "Person" includes two or more Persons acting as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of the Company's securities.

     6. Underwriters. Please describe briefly and state the nature of any relationship or interest that you have or any associate of yours (see definition at end of Questionnaire) has, in any underwriter of the securities to be offered. If you are a member or controlling Person of a firm that may be an underwriter of the securities to be offered, briefly describe your relationship to, and interest in, such underwriter.

NOTE: The underwriters will be listed in the final amendment to the Registration
      Statement, a copy of which will be sent to you at a later date.

     7. Material Relationships. Please list all material relationships that you now have, or have had since _______________, with the Company or any of its affiliates, other than your ownership of the New Common Stock or PIK Notes Common Stock or your participation in the Company's bankruptcy case.


------------------------

1 Include shares which you have the right to acquire through the exercise of options, warrants or other securities on or before 60 days after the estimated date of the Prospectus.

2 Please indicate the extent to which you have sole voting power, shared voting power, sole investment power and shared investment power with respect to shares of PIK Common Stock and New Common Stock you beneficially own.

     B. NASD Regulations.

     8. NASD Membership. State whether you are a "member" of the National Association of Securities Dealers, Inc. (the "NASD"), a "Person associated with a member" or an "underwriter or a related Person" with respect to the proposed offering.

NOTES:         (1) The NASD By-Laws define "member" to mean either any
          broker or dealer admitted to membership in the NASD.

               (2) The NASD By-Laws define "Person associated with a member" to mean every sole proprietor, partner, officer, director or branch manager of any member, or any natural Person occupying a similar status or performing similar functions, or any natural Person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member, whether or not any such Person is registered or exempt from Registration with the NASD.

               (3) The NASD has interpreted "underwriter or a related Person" with respect to a proposed offering to include an underwriter, underwriters' counsel, financial consultants and advisers, finders, members of the selling or distribution group, and any and all other Persons "associated with" or "related to" any of such Persons.

          9. Purchase by NASD Affiliates. If your answer to the preceding question was "yes," please furnish the following information, in the tabular form indicated, as to all purchases and acquisitions (including contracts to purchase or to acquire) by you, of warrants, options or any other securities of the Company or any subsidiary thereof, during the preceding 12 months, as well as all proposed purchases or acquisitions by you which are to be consummated in whole or in part prior to, at the time of or within six months after the effectiveness of the Registration Statement.


                          Purchaser or           Seller or               Amount and             Price or
                          Prospective            Prospective             Name of                Other
Date                      Purchaser              Seller                  Securities             Consideration
----                      ------------           -----------             ----------             -------------

________________          ________________       ________________        ________________       ________________
________________          ________________       ________________        ________________       ________________
________________          ________________       ________________        ________________       ________________


          10. Dealings with Company. Please describe any other dealings within the preceding 12 months not already described in response to the foregoing questions between the Company or any subsidiary or controlling shareholder thereof and any underwriter, related Person of such underwriter, NASD member or Person associated with such member affiliated with you, as such terms are defined in the Notes to Question 10.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS TO ANY PERSON WHO MAY BE LIABLE IN RESPECT OF A REGISTRATION OR OTHER OFFERING PURSUANT TO THE AGREEMENT THAT THE ANSWERS GIVEN IN THIS QUESTIONNAIRE ARE CORRECTLY STATED TO THE KNOWLEDGE, INFORMATION AND BELIEF OF THE UNDERSIGNED. THE UNDERSIGNED HEREBY AGREES TO PROMPTLY NOTIFY THE COMPANY OF ANY CHANGE IN SUCH ANSWERS WHICH MAY OCCUR DURING THE PERIOD BEGINNING WITH THE DATE BELOW AND ENDING ON THE DATE 90 DAYS AFTER THE EFFECTIVE DATE OF ANY REGISTRATION STATEMENT RELATING TO A REGISTRATION OR OTHER OFFERING PURSUANT TO THE AGREEMENT. THE UNDERSIGNED HEREBY AGREES, FOLLOWING NOTICE OF ANY PROPOSED REGISTRATION TO UPDATE AND AMEND THIS QUESTIONNAIRE IF THERE IS ANY MATERIAL CHANGE IN THE ABOVE INFORMATION AND TO PROVIDE ANY ADDITIONAL INFORMATION REQUESTED BY THE COMPANY PURSUANT TO THE AGREEMENT.

Dated:  ______________, 20__.

                                    Holder:

                                    By:

                                    Name:

                                    Title:

                                   DEFINITIONS



As used in this Questionnaire:

     "affiliate" means a Person or organization that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

     An "associated person" means (1) any corporation or organization (other than the Company or a majority owned subsidiary) of which you are an executive officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class or equity securities and (2) any trust or other estate in which you have substantial beneficial interest or to which you serve as trustee or in a similar fiduciary capacity.

     Securities "owned beneficially" by you are securities (whether or not registered in your name) in which you have or share (directly or indirectly through any contract, arrangement, understanding, relationship or otherwise) (i) voting power, which includes the power to vote or direct the voting of the securities, or (ii) investment power, which includes the power to dispose, or direct the disposition, of the securities. You are also deemed to be the beneficial owner of any securities which you have the right to acquire immediately or within 60 days (a) through the exercise of any option, warrant or right, (b) through the conversion of a security or (c) pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account or similar arrangement.

     Thus, securities held in the name of other individuals, in the name of an estate or trust or pursuant to a pledge agreement where you have either the power to direct the voting of the securities or the disposition of such securities should be listed as "owned beneficially" by you. The Commission has also taken the position that securities held by your spouse, minor children, or other relatives sharing your home should be shown as "owned beneficially" by you on the theory that, absent special circumstances you are able to exercise a controlling influence over the purchase, sale or voting of such securities.

                                   EXHIBIT B


                              SUPPLEMENTAL ADDENDUM

     The undersigned is a holder of PIK Notes Common Stock of Philip Services Corporation. The undersigned hereby agrees as follows:

     The undersigned hereby accepts the terms of and becomes a party to (as a Securities Holder) the Registration Rights Agreement dated as of March 31, 2000 by and among Philip Services Corporation (the "Company") and each Securities Holder named therein. In connection therewith, the undersigned agrees to (A) assume all obligations and liabilities thereunder, (B) enjoy all of the rights thereunder, (C) be bound thereby and (D) perform and comply with the agreements and commitments on the part of the undersigned, as assignee, set forth in the Registration Rights Agreement.

     As used in this Supplemental Addendum, capitalized terms defined in the Registration Rights Agreement shall have their respective defined meanings.



                                          Name of
Address:                                  Institution:_____________________



                                          By_______________________________
                                            Name:
                                            Title:



Date: _______________, _____